IMPAIRMENT	12 Months Ended
Dec. 31, 2020
IMPAIRMENTS
REVERSAL OF IMPAIRMENTS/IMPAIRMENTS

10.    Reversal of impairments/(impairments)

Figures in million - SA rand	Notes	2020	2019	2018
Impairment of property, plant and equipment	14	(0.5)	(5.1)	(2,603.3)
Impairment of goodwill	17	-	(54.3)	(436.3)
Reversal of impairment/(impairment) of equity-accounted investee		119.6	(12.3)	-
Other reversal of impairment		2.3	-	-
Impairment of loan to equity-accounted investee		-	(14.3)	(1.8)
Total reversal of impairments/(impairments)		121.4	(86.0)	(3,041.4)

31 December 2020

Reversal of impairment on investment in Rand Refinery Proprietary Limited (Rand Refinery)

Historically recognised impairment of the Group’s investment in the equity-accounted Rand Refinery amounting to R119.6 million was reversed at 31 December 2020 due to improvement in the investees financial position and forecasted return to stable dividend payments. The investment in Rand Refinery is accounted for in the SA gold corporate segment.

31 December 2019

Impairment of Qinisele Resources

The goodwill that arose on the acquisition of Qinisele Resources cannot be attributed to any current Sibanye-Stillwater operating cash generating units (refer note 16.3). Qinisele Resources will perform an internal corporate function, mostly responsible for identifying, assessing and executing corporate actions. The business acquired will not generate external cash flows and has no future external mandates. Due to the factors mentioned, the recoverable amount of goodwill resulting from the application of IFRS 3 has been calculated at zero and fully impaired at year-end.

31 December 2018

Impairment of Driefontein, Kloof and Beatrix mining assets and goodwill

Ore body constraints, above inflation electricity price and wage increases at the SA gold operations have impacted the sustainability of certain shafts and resulted in these shafts being marginal to loss making. Ongoing efforts to restore these to profitability have proven to be unsuccessful. These profitability challenges were compounded during 2018 by operational disruptions, including the interruption of Eskom power at the Beatrix operations in February and seismic events at Driefontein and Kloof which affected access to mining areas, thereby impacting operational flexibility. Ongoing losses experienced at the Driefontein and Beatrix operations negatively affected group cash flow as well as the sustainability and economic viability of other operations in the SA region. As a result a decision was taken during the six months ended 31 December 2018, to impair the mining assets of and goodwill allocated to Driefontein by R2,171.8 million and R166.9 million, respectively, goodwill allocated to Kloof by R165.5 million, and mining assets of and goodwill allocated to Beatrix by R166.9 million and R103.9 million, respectively. These impairments were based on the estimated fair value less cost to sell over the life of mine calculated as expected discounted cash flows from the expected gold reserves and costs to extract the gold.

Impairment of Burnstone mine development assets

The development of the Burnstone project was initially deferred to 2020 and as a result a decision was taken at 31 December 2018 to impair the mine development assets of Burnstone by R193.6 million. This impairment was based on the estimated fair value less cost to sell based on the life of mine calculating the discounted cash flows from the expected gold reserves and costs to extract the gold. As at 31 December 2020, work associated with the development of the project is planned to commence during 2021 and the impairment assessment at year-end was updated to reflect the expected timing of this project.